UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 22, 2009
(Date of earliest event reported)

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	95-4840775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)
(310) 553-6262
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signature(s)
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8

Item 8.01 Other Events.
Northrop Grumman Corporation (the “company”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) in the company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 10, 2009 (the “Form 10-K”) to reflect the changes in its organizational structure and reporting segments discussed below.
In January 2009, the company streamlined its organizational structure by reducing the number of operating segments from seven to five. The five segments are Information Systems, which combines the former Information Technology and Mission Systems segments; Aerospace Systems, which combines the former Integrated Systems and Space Technology segments; Electronic Systems; Shipbuilding; and Technical Services. Intercompany sales and operating income (loss) between the former Integrated Systems and Space Technology segments, and between the former Information Technology and Mission Systems segments have been eliminated as part of the realignment. The creation of the Information Systems and Aerospace Systems segments was intended to strengthen alignment with customers, improve the company’s ability to execute on programs and win new business, and enhance cost competitiveness.
During the first quarter of 2009, the company realigned certain logistics, services, and technical support programs and assets from the Information Systems and Electronic Systems segments to the Technical Services segment. This realignment is intended to strengthen the company’s core capability in aircraft and electronics maintenance, repair and overhaul, life cycle optimization, and training and simulation services.
During the first quarter of 2009, the company transferred certain optics and laser programs from Information Systems to Aerospace Systems. As the operating results of this business were not considered material, prior year sales and operating income were not reclassified to reflect this business transfer.
The company’s financial statements and other disclosures included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, (the “First Quarter 10-Q”) reflect the new reporting structure.
The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933 (the “Securities Act”), recasted segment information for previously issued financial statements incorporated by reference in such registration statement, whenever there has been a change in reporting segments which is reflected in financial statements for subsequent periods managed on the basis of the new organizational structure, but which is not yet reflected in such previously issued financial statements. Accordingly, the company is revising and including in this Form 8-K the following portions of the Form 10-K: Business (Item 1), Risk Factors (Item 1A), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). In addition, the company has included in this Form 8-K Management’s Report on Internal Control Over Financial Reporting, which is unchanged from the Form 10-K, the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, which reflects the dual dating of the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements and Supplementary Data, and Schedule II — Valuation and Qualifying Accounts (included as part of Item 15 of the Form 10-K), which is unchanged from the Form 10-K.
In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the First Quarter 10-Q.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 23 Consent of Independent Registered Public Accounting Firm*
Exhibit 99.1 Item 1: Business*
Exhibit 99.2 Item 1A: Risk Factors*
Exhibit 99.3 Item 2: Properties*
Exhibit 99.4 Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations*

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Exhibit 99.5 Item 8: Financial Statements and Supplementary Data*
Exhibit 99.6 Management’s Report on Internal Control Over Financial Reporting*
Exhibit 99.7 Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting*
Exhibit 99.8 Schedule II – Valuation and Qualifying Accounts*

*	filed herewith

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Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
April 22, 2009	By:	/s/ Joseph F. Coyne, Jr.
(Date)		(Signature)
Joseph F. Coyne, Jr. Corporate Vice President, Deputy General Counsel, and Secretary

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EXHIBIT INDEX
Exhibit 23 Consent of Independent Registered Public Accounting Firm*
Exhibit 99.1 Item 1: Business*
Exhibit 99.2 Item 1A: Risk Factors*
Exhibit 99.3 Item 2: Properties*
Exhibit 99.4 Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations*
Exhibit 99.5 Item 8: Financial Statements and Supplementary Data*
Exhibit 99.6 Management’s Report on Internal Control Over Financial Reporting*
Exhibit 99.7 Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting*
Exhibit 99.8 Valuation and Qualifying Accounts*

*	filed herewith

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